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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-8 of our report dated February 17, 1995, on our audits of the consolidated financial statements of Serv-Tech, Inc. as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994.

                                              /s/ COOPERS & LYBRAND L.L.P.

Houston, Texas
November 16,1995